UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5976

Seligman Select Municipal Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight—into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products—including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds—defines our past and informs our future. Our ongoing research into the nature of investment risk—begun in the early 1990s—has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Stockholders	1
Interview With Your Portfolio Managers	2
Performance and Portfolio Overview	6
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Statement of Cash Flows	15
Notes to Financial Statements	16
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	23
Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	24
Dividend Investment Plan	27
Directors and Officers	29
Additional Fund Information	33

To The Stockholders

The annual report for Seligman Select Municipal Fund, Inc. follows this letter. The report contains a discussion with the Fund’s Portfolio Managers, as well as the Fund’s investment results, portfolio of investments, and financial statements.

For the one year ended December 31, 2007, Seligman Select Municipal Fund delivered a total return of 1.5% based on market price and 2.9% based on net asset value. The Fund’s annual distribution rate, based on the current monthly dividend and market price at December 31, 2007, was 4.4%. This is equivalent to a taxable yield of 6.6%, based on the maximum income tax rate of 35% and the Fund’s current estimate of the percentage of the dividends that may be taxable. Preferred Stockholders of the Fund were paid dividends in 2007 at annual rates ranging from 3.6% to 4.9%.

Thank you for your continued support of Seligman Select Municipal Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

February 27, 2008

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell, LLP Independent Registered Public Accounting Firm Deloitte & Touche LLP	Stockholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail inquiries to: P.O. Box 9759 Providence, RI 02940-9759
Important Telephone Numbers
(800) 874-1092 Stockholder Services
(800) 445-1777 Retirement Plan Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated
                           Telephone Access Service

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

Q.	What market conditions and economic factors materially impacted Seligman Select Municipal Fund, Inc.’s investment results during the year?

A.

One of the most significant developments in the municipal marketplace in recent years has been the increased participation of non-traditional investors, which includes hedge funds, arbitrage accounts, derivative product originators, and even foreign buyers. While traditional investors — individuals, mutual funds, and insurance companies — continue to comprise the largest segment of municipal bond holders, non-traditional investors have become a significant presence in the municipal bond market. Many non-traditional buyers have been attracted to the municipal market due to the positive yield spread between short-term and long-term municipal bonds. These investors seek to profit by buying long-term municipal bonds and financing those purchases at short-term yields. The growing use of this strategy has had a major impact on the slope of the municipal bond yield curve, yield levels, relative value of municipal bonds, and credit quality spreads.

Over the past several years, strong demand for long-term municipal bonds, concurrent with the creation of short-term structured securities, contributed to a steady narrowing of the yield spread between the long-end and short-end of the municipal yield curve. By February 2007, the difference between 30-year and one-year municipal bond yields fell to its lowest level on record.

Strong demand for longer-term municipal bonds also caused the yield spread between municipal bonds and US Treasury bonds to widen, reducing the relative value, or yield advantage, of municipal bonds. While after-tax municipal yields remained attractive for investors in higher tax brackets, the benefit was at a ten-year low for most of the first half of 2007.

During the first quarter of 2007, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, declined to their lowest level in 40 years. As a result of the prevailing low yield environment, investors increasingly began to seek out lower quality bonds given their relatively higher yields. Concurrent with strong demand for lesser quality bonds, positive credit trends among state and municipal issuers led to a reduction in risk premiums. As a consequence, the yield spread between high quality bonds and lower quality bonds, including “junk” bonds, narrowed substantially. In the first quarter of 2007, the yield spread between AAA-rated and BBB-rated general obligation bonds compressed to less than one-quarter of a percentage point. The re-pricing of risk that occurred during the second half of 2007 caused the AAA/BBB yield spread to widen to more than three-quarters of a percentage point.

During the second half of 2007, the major credit rating agencies announced extensive rating downgrades of sub-prime mortgage securities, igniting a crisis in the credit markets and shaking investor confidence. The Federal Reserve Board intervened in

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

an attempt to restore stability, but turmoil in the credit markets continued, leading to massive bank and brokerage write-downs. While the credit markets struggled, the stock market continued to rally. However, as the magnitude and far reaching implications of the credit crisis became more apparent and, as economic reports revealed a marked slowdown in economic activity, the stock market began to falter, declining sharply into the new year.

The municipal market became enmeshed in the credit crisis when it was revealed that most of the so-called “monoline” municipal bond insurers had significant exposure to securities tied to the sub-prime housing market. The news prompted speculation that losses in this sector of the insurers’ business could jeopardize the firms’ AAA ratings. As the prospects for these municipal insurers became bleaker, the municipal marketplace ceased to function normally. Demand for bonds backed by the weakened insurers fell sharply. Further, price levels for these bonds began to reflect the underlying rating of the issuer rather than the rating of the monoline insurers.

During the fourth quarter of 2007, negative rating actions on the monoline insurers appeared increasingly likely, and security evaluations began to adjust in anticipation of the rating downgrades. Subsequent to year-end, the three major rating agencies announced rating downgrades of the monoline insurers: Standard & Poor’s and Fitch Ratings lowered FGIC to AA from AAA, while Moody’s lowered FGIC to A3. Fitch also downgraded Ambac to AA from AAA. The impact of insurer rating downgrades on the Fund’s net asset value during the past year was muted. The Fund’s portfolio of strong underlying credits has also helped to mitigate the impact of the insurer downgrades. Almost all of the Fund’s holdings have published underlying ratings. All underlying ratings are in the four highest rating categories, commonly referred to as “investment grade,” and better than 90% of underlying ratings are A and higher.

Many states continued to report positive nominal revenue growth, compared with 2006, although the pace of growth has declined. Personal income tax revenue has shown moderate improvement, while corporate income tax and sales tax revenue have slowed considerably. State and local officials have become increasingly concerned about future tax revenue, given the deterioration in the housing market, elevated energy costs, and deteriorating job market. In addition to the challenges of a weakening economy, the states face significant expenditure pressures from increasing health care costs, Medicaid, unfunded pensions, and Other Post Employment Benefits (OPEB).

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

Q.	What investment strategies and techniques materially affected the Fund’s investment results during the year?

A.

Our investment strategy over the past 12 months has been consistent with our expectations for a reversal of the trends that characterized the first half of 2007. As a result of the credit crisis and weakening economy during the second half, long-term yields rose modestly, the yield curve steepened, and credit spreads widened. Further, we anticipated that the yield spread between municipal and Treasury bonds would narrow to reflect more typical levels, thereby improving the relative value of municipal bonds.

The Fund is comprised entirely of premium coupon bonds, most of which were purchased during periods of higher interest rates. Over the past year, new purchases were limited to coupons in the 5.00% to 5.25% range, resulting in an average weighted coupon of slightly more than 5.25%. Over the past 12 months, premium coupon bonds outperformed current, discount, and zero coupon bonds.

During the year, pre-refunded bonds enjoyed strong performance, relative to other sectors of the municipal market, ending the year as the best performing sector of the Lehman Brothers Municipal Bond Index. In past years, Fund holdings that were advance refunded often experienced substantial price appreciation. Though refunding activity in the Fund slowed considerably in 2007, compared with recent years, our decision to maintain the Fund’s overweight position in pre-refunded bonds contributed to positive investment results. More than 90% of the Fund’s net assets rated AAA at year-end. Our emphasis on high-quality bonds benefited the Fund over the past year as widening credit spreads during the second half of 2007 caused the high-yield sector to underperform by a wide margin. For the year ended December 31, 2007, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Insured Municipal Bond Index outperformed the Lehman Brothers Non-Investment Grade Municipal Bond Index.

The Fund has exposure to longer maturity bonds (although weightings have been substantially reduced over the past several years). Currently, the Fund has an average weighted maturity of just over 15 years. Municipal bonds maturing in 22 or more years were the worst performing maturity sector of the Lehman Brothers Municipal Bond Index during 2007. The short and intermediate sector of the yield curve generated the highest returns. Our decision to overweight cash and maintain positions within the ten-year maturity range added to our relative investment results.

The Fund’s monthly common stock dividend distributions were negatively impacted by higher preferred stock dividend rates in 2007. The Fund, however, did benefit from a reduction in bond call activity, which allowed the Fund to retain its significant percentage of older, higher-yielding bonds. (Following the end of the year, the preferred stock dividend rates dropped significantly, which will add to net income available for distribution to Common Stockholders.)

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

Consistent with our conservative management style, the Fund has no exposure to tobacco bonds, airline debt, or the automotive sector. We also avoid sectors of the market that have historically been more prone to credit deterioration, such as continuing care facilities, stadiums, and land development deals. The ongoing credit market crisis reinforces the importance of in-depth credit analysis. Municipal research has always been critical to the successful management of all of our municipal bond funds. We have always viewed municipal bond insurance as an enhancement; therefore, insured bonds will not be purchased unless the underlying credits meet our strict criteria. Accordingly, we perform comprehensive credit analysis on all municipal bonds prior to purchase and continue to monitor credits as long as they remain in our municipal bond portfolios.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Select Municipal Fund, Inc. is managed by the Seligman Municipal Team, headed by Thomas G. Moles. Mr. Moles and Co-Portfolio Manager Eileen A. Comerford are assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Senior Credit Analyst Audrey Kuchtyak, Steven Hallac, and Debra McGuinness.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Select Municipal Fund’s Common Stock, and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com 1 by the seventh business day following that month-end.

Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of Fund shares. A portion of the Fund’s income may be subject to applicable federal, state and local taxes, and any amount may be subject to the federal alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Results for Common Stock

Total Returns
For Periods Ended December 31, 2007

			Average Annual
	Three Months*	Six Months*	One Year	Five Years	Ten Years
Market Price	0.14%	0.49%	1.54%	3.90%	2.69%
Net Asset Value	1.34	3.24	2.87	4.29	5.43
Benchmarks**
Lehman Brothers Municipal Bond Index	1.37	3.22	3.36	4.30	5.18
Lipper Insured Municipal Debt Funds Average	0.87	2.13	1.76	3.26	4.12

Price Per Share

	Market Price	Net Asset Value
December 31, 2007	$9.84	$11.33
September 30, 2007	9.94	11.31
June 30, 2007	10.02	11.23
March 31, 2007	10.26	11.46
December 31, 2006	10.14	11.52

Dividend and Capital Gains per Share and Yield Information
For Periods Ended December 31, 2007

Dividend Paid†	Unrealized Gain††	SEC 30-Day YieldØ
$0.454	$0.377	3.72%

See footnotes on page 7.

Performance and Portfolio Overview

Holdings By Market Sector#

Revenue Bonds	70%
Pre-refunded/Escrowed-to-Maturity Bonds	19
General Obligation Bonds	11

Option Adjusted DurationØØ	7.0 years

Weighted Average MaturityØØØ	15.2 years

Holdings by Credit Quality2#

AAA	92%
AA	1
A	3
BBB	4

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report.

[2]	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Rating Services (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Prerefunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change and are based on current market values of long-term holdings at December 31, 2007.

*	Returns for periods of less than one year are not annualized.

**	The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper Insured Municipal Debt Funds Average (“Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper Average measures the performance of funds that invest primarily in municipal debt issues insured as to timely payment. Investors cannot invest directly in an index or average.

†	For the year ended December 31, 2007, Preferred Stockholders were paid dividends at annual rates ranging from 3.55% to 4.90%. Earnings on the Fund’s assets in excess of the Preferred dividend requirements constituted income available for dividends to Common Stockholders. As of December 31, 2007, the Fund estimates that 5.23% of the distributions paid to Common Stockholders in 2007 will be taxable as ordinary income under applicable federal law.

††	Represents the per share amount of unrealized appreciation of portfolio securities as of December 31, 2007. Information does not reflect the effect of capital loss carryforwards that are available to offset net realized capital gains.

Ø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2007, has been computed in accordance with SEC regulations and will vary.

ØØ	Bond duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to the present time. Option Adjusted Duration is the modified duration of a bond after adjusting for any embedded optionality. The Option Adjusted measure of duration takes into account the fact that yield changes may change the expected cash flows of the bond because of the presence of an embedded option, such as a call or put.

ØØØ	Excludes variable rate demand notes.

#	Percentages based on current market values of long-term holdings at December 31, 2007.

Portfolio of Investments
December 31, 2007

State #	Face Amount	Municipal Bonds	Ratings†	Value
Alabama — 10.1%	$10,000,000	Jefferson County, AL Sewer Rev. (Capital Improvement Warrants), 5.125% due 2/1/2039Ø	Aaa	$10,317,100
	5,000,000	McIntosh Industrial Development Board, AL Environmental Facilities Rev. (CIBA Specialty Chemicals), 5.375% due 6/1/2028	Baa2	4,911,600
Alaska — 5.1%	4,145,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2020	Aaa	4,869,256
	2,395,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2021	Aaa	2,819,490
California — 10.5%	1,725,000	California State University Systemwide Rev., 5% due 11/1/2025	Aaa	1,803,470
	4,100,000	Foothill/Eastern Transportation Corridor Agency, CA Toll Road Rev., 5.75% due 1/15/2040	Baa3	4,079,049
	4,000,000	San Diego, CA Public Facilities Financing Authority Sewer Rev. Series 1999-A, 5% due 5/15/2029	Aaa	4,096,520
	5,700,000	San Diego, CA Public Facilities Financing Authority Sewer Rev. Series 1999-B, 5% due 5/15/2029	Aaa	5,799,237
Colorado — 4.0%	5,590,000	Colorado Regional Transportation District Sales Tax Rev., 5% due 11/1/2024Ø	Aaa	6,077,895
Florida — 8.0%	2,000,000	Florida State Board of Education Lottery Rev., 5% due 7/1/2018	Aaa	2,191,300
	1,985,000	Ocala FL Utility Systems Rev., 5% due 10/1/2024	Aaa	2,091,356
	2,440,000	Orange County, FL School Board (Certificates of Participation), 5% due 8/1/2025	Aaa	2,517,568
	5,000,000	Reedy Creek, FL Improvement District GOs, 5% due 6/1/2025	Aaa	5,181,500
Illinois — 6.7%	4,700,000	Chicago, IL GOs, 5.5% due 1/1/2040Ø	Aaa	5,011,704
	2,800,000	Chicago, IL GOs, 5.5% due 1/1/2040	Aaa	2,934,904
	2,000,000	Illinois Sales Tax Rev. (Build Illinois Bonds), 5% due 6/15/2028	Aaa	2,076,820
Louisiana — 5.1%	4,470,000	Louisiana Public Facilities Authority Hospital Rev. (Southern Baptist Hospitals, Inc. Project), 8% due 5/15/2012††	AAA‡	4,925,806
	2,500,000	Shreveport, LA GOs, 5% due 5/1/2018	Aaa	2,676,600
Maryland — 2.2%	3,000,000	Maryland State GOs Capital Improvements, 5.25% due 3/1/2017	Aaa	3,387,660
Massachusetts — 13.2%	2,500,000	Commonwealth of Massachusetts GOs, 5% due 3/1/2024Ø	Aaa	2,742,400

See footnotes on page 11.

Portfolio of Investments  (continued)
December 31, 2007

State #	Face Amount	Municipal Bonds	Ratings†	Value
Massachusetts (continued)	$4,000,000	Massachusetts Development Finance Agency Rev. (WGBH Educational Foundation), 5.75% due 1/1/2042	Aaa	$4,806,640
	860,000	Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), 5% due 7/1/2022	Aa2	894,968
	1,750,000	Massachusetts State Port Authority Rev., 5% due 7/1/2025	Aaa	1,827,822
	6,000,000	Massachusetts State School Building Authority Dedicated Sales Tax Rev., 5% due 8/15/2023	Aaa	6,322,020
	3,000,000	Massachusetts State Water Resources Authority Rev., 5.25% due 8/1/2024	Aaa	3,258,630
Michigan — 3.5%	2,705,000	Detroit, MI Sewage Disposal System Rev., 5% due 7/1/2030	Aaa	2,781,606
	2,295,000	Detroit, MI Sewage Disposal System Rev., 5% due 7/1/2030Ø	Aaa	2,520,369
Minnesota — 1.8%	1,170,000	Minnesota Agriculture & Economic Development Board Rev. (The Evangelical Lutheran Good Samaritan Society Project), 6.625% due 8/1/2025Ø	A3	1,290,428
	1,330,000	Minnesota Agriculture & Economic Development Board Rev. (The Evangelical Lutheran Good Samaritan Society Project), 6.625% due 8/1/2025	A3	1,409,441
Missouri — 1.9%	1,550,000	Metropolitan St. Louis, MO Sewer District Wastewater System Rev., 5% due 5/1/2024	Aaa	1,612,992
	1,220,000	Missouri State Housing Development Commission Single Family Mortgage Rev. (Homeownership Loan Program), 5.5% due 3/1/2033*	AAA‡	1,230,028
New Jersey — 7.0%	8,000,000	New Jersey Economic Development Authority Water Facilities Rev. (New Jersey American Water Co., Inc.), 5.375% due 5/1/2032*	Aaa	8,165,840
	2,385,000	New Jersey Health Care Facilities Financing Authority Rev. (AtlantiCare Regional Medical Center), 5% due 7/1/2024	A2	2,408,349
New York — 17.0%	5,000,000	Long Island, NY Power Authority Electric System General Rev., 5.25% due 12/1/2020	Aaa	5,461,450
	5,000,000	Metropolitan Transportation Authority (Transportation Rev.), 5% due 11/15/2027	Aaa	5,224,600
	8,000,000	New York City, NY Municipal Water Finance Authority, Water & Sewer System Rev., 5% due 6/15/2027	Aaa	8,343,440
	6,000,000	New York, NY GOs, 5% due 8/1/2017	Aaa	6,504,900

See footnotes on page 11.

Portfolio of Investments  (continued)
December 31, 2007

State #	Face Amount	Municipal Bonds	Ratings†	Value
New York and New Jersey — 4.4%	$6,500,000	Port Authority of New York and New Jersey Rev. (JFK International Air Terminal LLC Project), 5.75% due 12/1/2022*	Aaa	$6,638,320
North Carolina — 2.9%	4,000,000	North Carolina Eastern Municipal Power Agency Power System Rev., 5.25% due 1/1/2020	Aaa	4,313,880
Ohio — 3.0%	105,000	Cleveland, OH Waterworks Improvement First Mortgage Rev., 5.75% due 1/1/2021	Aaa	105,203
	3,890,000	Ohio Water Development Authority Rev. (Drinking Water Assistance Fund), 5.25% due 12/1/2021	Aaa	4,369,520
Pennsylvania — 5.5%	3,000,000	Delaware County, PA Industrial Development Authority Water Facilities Rev. (Philadelphia Suburban Water), 5.35% due 10/1/2031*	Aaa	3,055,590
	3,435,000	Pennsylvania Higher Educational Facilities Authority Rev. (Thomas Jefferson University), 5.25% due 9/1/2019	Aaa	3,862,726
	1,250,000	Pennsylvania State University Rev., 5% due 9/1/2024	Aa2	1,312,388
South Carolina — 9.3%	2,500,000	Columbia, SC Waterworks and Sewer System Rev., 5% due 2/1/2026	Aaa	2,612,000
	5,000,000	South Carolina State Ports Authority Rev., 5.3% due 7/1/2026*	Aaa	5,026,100
	1,000,000	South Carolina Public Service Authority Rev. (Santee Cooper), 5% due 1/1/2018	Aaa	1,084,400
	5,000,000	South Carolina State Public Service Authority Rev. (Santee Cooper), 5.25% due 1/1/2021	Aaa	5,364,150
Texas — 10.3%	2,940,000	Austin, TX Electric Utility Rev., 5% due 11/15/2020	Aaa	3,144,036
	5,000,000	Dallas–Fort Worth, TX International Airports Rev., 5.75% due 11/1/2030*	Aaa	5,123,500
	3,000,000	Houston, TX Airport System Rev., 5.625% due 7/1/2030*	Aaa	3,081,810
	4,000,000	Houston, TX Higher Education Finance Corporation Rev. (Rice University Project), 5.375% due 11/15/2029Ø	Aaa	4,205,640
Virginia — 1.5%	2,000,000	Virginia GOs, 5% due 6/1/2016	Aaa	2,218,860
Total Municipal Bonds — (Cost $195,136,313) — 133.0%				200,092,881

See footnotes on page 11.

Portfolio of Investments  (continued)
December 31, 2007

State #	Face Amount	Short-Term Holdings	Ratings†	Value
California — 1.6%	$2,400,000	California Infrastructure & Economic Development, Industrial Improvements Rev. (Rand Corporation), VRDN, due 4/1/2042	A-1+‡	$2,400,000
Colorado — 0.8%	1,250,000	Moffat County, CO Pollution Control Rev. (Pacificorp Project), VRDN, due 5/1/2013	VMIG 1	1,250,000
Illinois — 6.6%	9,950,000	Illinois Health Facilities Authority Rev. (University of Chicago Hospital), VRDN, due 8/15/2026	VMIG 1	9,950,000
Michigan — 1.4%	2,000,000	Kalamazoo, MI Hospital Finance Authority Rev. (Bronson Methodist Hospital), 5.5% due 5/15/2028Ø	Aaa	2,038,340
Missouri — 0.4%	650,000	Missouri State Health & Educational Facilities Authority Health Facility Rev. (Cox Health System), VRDN, due 6/1/2022	VMIG 1	650,000
New York — 0.4%	600,000	New York City, NY GOs, VRDN, due 11/1/2024	VMIG 1	600,000
Pennsylvania — 0.4%	600,000	Philadelphia, PA Authority for Industrial Development Revenue Bonds (Regional Performing Arts Center Project), VRDN, due 6/1/2025	VMIG 1	600,000
South Carolina — 2.3%	3,435,000	Spartanburg County, SC Health Services District, Inc. Hospital Rev., VRDN, due 4/15/2023	A-1+‡	3,435,000
Texas — 0.4%	600,000	North Central, TX Health Facilities Development Corporation Rev. (Presbyterian Healthcare System Project), VRDN, due 12/1/2015	VMIG 1	600,000
Total Short-Term Holdings (Cost $21,470,440) — 14.3%				21,523,340
Total Investments (Cost $216,606,753) — 147.3%				221,616,221
Other Assets Less Liabilities — 2.5%				3,851,046
Preferred Shares Subject to Mandatory Redemption — (49.8)%				(75,000,000)
Net Assets — 100.0%				$150,467,267

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets, which does not include the net assets attributable to Preferred Stock of the Fund.

Ø	Pre-refunded security. Such securities that will be paid off within one year are classified as short-term holdings.

†	Credit ratings are primarily those issued by Moody’s Investor Services, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Ratings Services (“S&P”) were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA. Ratings have not been audited by Deloitte & Touche LLP.

††	Escrowed-to-maturity security.

*	Interest income earned from this security is subject to the federal alternative minimum tax.

VRDN — Variable rate demand notes.

See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2007

Assets:
Investments, at value:
Long-term holdings (cost $195,136,313)	$200,092,881
Short-term holdings (cost $21,470,440)	21,523,340
Total investments (cost $216,606,753)	221,616,221
Cash	1,013,762
Restricted cash	21,500
Interest receivable	2,960,611
Expenses prepaid to stockholder service agent	5,719
Other	24,341
Total Assets	225,642,154

Liabilities:
Management fee payable	105,235
Accrued expenses and other	69,652
Preferred shares subject to mandatory redemption	75,000,000
Total Liabilities	75,174,887
Net Assets	$150,467,267

Composition of Net Assets:
Common Stock, $0.01 par value: Shares authorized — 49,999,250; issued and outstanding — 13,278,015	$132,780
Additional paid-in capital	144,709,847
Undistributed net investment income (Note 7)	958,714
Accumulated net realized loss (Note 7)	(343,542)
Net unrealized appreciation on investments	5,009,468
Net Assets	$150,467,267

Net Assets Per Share (Market Value $9.84)	$11.33

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2007

Investment Income:
Interest	$10,705,662

Expenses:
Dividends on Preferred shares subject to mandatory redemption	2,952,746
Management fees	1,240,783
Preferred shares remarketing and rating agent fees	224,273
Stockholder account services	187,571
Auditing and legal fees	74,088
Stockholder reports and communications	46,341
Directors’ fees and expenses	27,759
Stockholders’ meeting	25,646
Exchange listing fees	23,750
Custody and related services	11,534
Miscellaneous	38,136
Total Expenses	4,852,627
Net Investment Income	5,853,035

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	228,083
Net change in unrealized appreciation of investments	(2,495,819)
Net Loss on Investments	(2,267,736)
Increase in Net Assets from Operations	$3,585,299

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2007	2006
Operations:
Net investment income	$5,853,035	$6,363,560
Net realized gain on investments	228,083	154,271
Net change in unrealized appreciation of investments	(2,495,819)	(533,381)
Increase in Net Assets from Operations	3,585,299	5,984,450

Distributions to Common Stockholders:
Net investment income (per share: $0.454 and $0.483)	(6,027,273)	(6,412,429)

Capital Share Transactions:
Value of shares of Common Stock issued in payment of dividends (23,350 and 30,478 shares)	234,627	303,880
Cost of shares purchased for dividend investment plan (23,700 and 31,100 shares)	(240,297)	(311,020)
Decrease in Net Assets from Capital Share Transactions	(5,670)	(7,140)
Decrease in Net Assets	(2,447,644)	(435,119)

Beginning of year	152,914,911	153,350,030
End of Year (including undistributed net investment income of $958,714 and $780,565, respectively)	$150,467,267	$152,914,911

See Notes to Financial Statements.

Statement of Cash Flows
For the Year Ended December 31, 2007

Cash Flows from Operating Activities:
Net increase in Net Assets from Operations	$3,585,299
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Cost of long-term investment securities purchased	(20,654,760)
Proceeds from sales of long-term investment securities	27,727,200
Net purchase of short-term investment securities	(6,966,763)
Decrease in interest receivable	75,935
Decrease in other assets	4,541
Decrease in management fees payable, accrued expenses and other	(28,095)
Net change in unrealized appreciation of investments	2,495,819
Net realized gain on investments	(228,083)
Net amortization of premiums and discounts on investments	463,306
Net Cash Provided by Operating Activities	6,474,399

Cash Flows from Financing Activities:
Dividends paid to Common Stockholders	(5,792,646)
Payment for shares of Common Stock purchased	(240,297)
Net Cash Used in Financing Activities	(6,032,943)
Net increase in cash	441,456
Cash balance at beginning of year	572,306
Cash Balance at End of Year	$1,013,762

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included above consists of shares issued in payment of dividend distributions of $234,627.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization — Seligman Select Municipal Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation and Risk — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices, which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Fund’s Manager believes it approximates fair value.

Fixed-income securities owned by the Fund are subject to interest-rate risk, credit risk, prepayment risk, and market risk. To the extent that the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. For insured bonds, credit risk includes the risk that the issuer and the insurer would be unable to make, or timely make, interest and principal payments.

b.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

c.	Fair Value of Preferred Shares Subject to Mandatory Redemption — The carrying amount reported for preferred shares subject to mandatory redemption is the redemption value at December 31, 2007. The dividend rate is reset periodically at a rate that is intended to permit the shares to be remarketed at their redemption values, and the shares can be redeemed by the Fund at any time at redemption value without penalty; therefore, the carrying amount approximates fair value.

d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums paid on purchases of portfolio securities for financial reporting purposes.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At December 31, 2007, the interest rates earned on these notes ranged from 3.40% to 3.75%.

Notes to Financial Statements

e.	Distributions to Shareholders — Dividends and other distributions paid by the Fund are recorded on the ex-dividend date.

f.	Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

On January 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund files income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon its review of tax positions for the Fund’s open tax years of 2004–2007 in these jurisdictions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the year ended December 31, 2007.

3.	Dividend Investment Plan — Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 2007, 23,700 shares were purchased in the open market at a cost of $240,297, which represented a weighted average discount of 10.73% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding. A total of 23,350 shares were issued to Plan participants during the year for proceeds of $234,627, a weighted average discount of 11.36% from the net asset value of those shares.

The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 2007.

4.	Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock. The Preferred Stock consists of 375 shares of Series A Stock and 375 shares of Series B Stock (authorized, issued and outstanding) with a par value of $0.01 per share for each series. The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. The liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends. At December 31, 2007, the liquidation preferences and asset coverage per share of Series A and Series B stock was $100,000 and $300,623, respectively, for each series.

Dividends on each series of Preferred Stock are cumulative at a rate reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

In accordance with the provisions of Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” the Fund classifies its Preferred Stock as a liability of the Fund in the Statement of Assets and Liabilities. In addition, dividends paid to Preferred Stockholders are classified as an expense in the Statement of Operations and as

Notes to Financial Statements

a component of net investment income in the Statements of Changes in Net Assets and in the Financial Highlights. The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

If the preferred shares are unable to be remarketed on a remarketing date, the Fund would be required to pay a maximum dividend rate to holders of such shares for successive seven-day periods until such time as the shares are successfully remarketed. The maximum dividend rate is equal to 110% of the sixty-day commercial paper rate increasing to 125% of such rate after an initial seven-day period, and until the next successful remarketing.

5.	Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund’s average daily net assets, which include the value attributable to the Fund’s preferred stock.

For the year ended December 31, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $187,571 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of December 31, 2007, the Fund’s potential obligation under the Guaranties is $90,200. As of December 31, 2007, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2007, of $3,045 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2007, amounted to $20,654,760 and $27,727,200, respectively.

Notes to Financial Statements

7.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2007, the cost of investments for federal income tax purposes was $215,644,994. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discount for financial reporting purposes of $961,759.

At December 31, 2007, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$6,296,771
Gross unrealized depreciation of portfolio securities	(325,544)
Net unrealized appreciation	5,971,227
Capital loss carryforward	(343,542)
Total accumulated earnings	$5,627,685

At December 31, 2007, the Fund had a capital loss carryforward for federal income tax purposes of $343,542, all of which expires in 2011 and is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires. During the year ended December 31, 2007, the Fund utilized $344,846 of prior year’s capital loss carryforward to offset current year’s net capital gains.

The tax characterization of distributions paid to Stockholders was as follows:

	Year Ended December 31,
	2007	2006
Tax-exempt income	$8,510,869	$8,679,693
Ordinary income	469,150	392,532
Total	$8,980,019	$9,072,225

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors,

Notes to Financial Statements

Inc., the distributor of the Seligman Funds, relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

9.	Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

10.	Subsequent Event — During the year ended December 31, 2007, preferred shares of the Fund were successfully remarketed on each remarketing date. On February 13, 2008, Series A preferred shares of the Fund was not successfully remarketed. As a result, the dividend rate of Series A was reset to the maximum dividend rate of 3.206%, based on 110% of the sixty-day commercial paper rate and the dividend period was changed from 28 days to seven days. On February 20, 2008, the Series A preferred shares again was not successfully remarketed. As a result, the dividend rate was reset to the maximum dividend rate of 3.669%, based on 125% of the sixty-day commercial paper rate, for a seven-day period.

Financial Highlights

The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the year. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding during the year.

Total investment return measures the Fund’s performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the year, reinvested dividends and capital gains paid, as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the year. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$11.52	$11.55	$11.80	$12.13	$12.16
Income from Investment Operations:
Net investment income	0.44	0.48	0.55	0.66	0.70
Net realized and unrealized loss on investments	(0.18)	(0.03)	(0.19)	(0.30)	(0.04)
Total from Investment Operations	0.26	0.45	0.36	0.36	0.66
Less Distributions to Common Stockholders:
Dividends paid from net investment income	(0.45)	(0.48)	(0.61)	(0.69)	(0.69)
Total Distributions to Common Stockholders	(0.45)	(0.48)	(0.61)	(0.69)	(0.69)
Net Asset Value, End of Year	$11.33	$11.52	$11.55	$11.80	$12.13
Market Value, End of Year	$9.84	$10.14	$9.99	$10.35	$11.07

Financial Highlights (continued)

	Year Ended December 31,
	2007	2006	2005	2004	2003
Total Investment Return:
Based on market value	1.54%	6.58%	2.40%	(0.27)%	9.58%
Based on net asset value	2.87%	4.73%	3.84%	3.77%	6.25%

Ratios/Supplemental Data:
Ratio of expenses to average net assets	3.22%	3.06%	2.46%	1.91%	1.77%
Ratio of net investment income to average net assets	3.89%	4.19%	4.70%	5.52%	5.75%
Portfolio turnover rate	10.13%	0.44%	28.79%	3.51%	—
Net Assets, End of Year (000s omitted)	$150,467	$152,915	$153,350	$156,662	$160,985

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Stockholders,
Seligman Select Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Select Municipal Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Select Municipal Fund, Inc. as of December 31, 2007, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2008

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors of Seligman Select Municipal Fund, Inc. unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2007.

Prior to their approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager gained from their experience as directors or trustees of each fund in the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and the trading price of its common stock compared to net asset value and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors may have attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. The directors also considered the Manager’s selection of dealers for portfolio transactions and noted that they receive regular reports from the Manager concerning such selection. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Management Agreement.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

On an ongoing basis, the Manager reports to the directors on the status of various matters described in the prospectuses of the open-end funds advised by the Manager relating to market timing activity, allegations of excessive fees and related matters for certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager provided an update on those matters. After discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability to the Manager

The directors reviewed information on profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The directors reviewed with the Manager’s Chief Financial Officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors noted that the Manager may derive reputational and other benefits from its association with the Fund.

Investment Results

The directors receive and review detailed performance information on the Fund and the trading price of its common stock compared to net asset value at each regular Board meeting during the year in addition to the information received for the meeting regarding the continuance of the Management Agreement. The directors reviewed performance information for the Fund for the first nine months of the calendar year, the preceding seven calendar years and annualized one-, three-, five- and ten-year rolling periods ending September 30, 2007. The directors reviewed information comparing the Fund to the Lipper Insured Municipal Debt Funds Average (Leveraged) and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper Insured Municipal Debt Funds Average (Leveraged) and a group of competitor funds selected by the Manager. The directors also reviewed information about portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives.

The directors noted that the Fund’s results had shown recent improvement and were above its competitor and Lipper benchmarks for the first nine months of 2007. The directors also noted however that the Fund’s results were generally below its benchmarks by varying degrees for the other periods shown, although they had from time to time exceeded certain benchmarks. The Manager explained

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

the decision to defensively position the Fund’s portfolio in anticipation of rising interest rates contributed to the Fund’s recent improvement in performance, although the Manager noted that such position had hurt the Fund’s performance in the past. The Manager stated that the Manager continued to seek ways to enhance its investment capabilities with a view to improving the Fund’s relative performance. Taking into account these comparisons, the other factors considered, the recent improvement in relative investment performance and the Manager’s presentation, the directors concluded that the Fund’s investment results were satisfactory.

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The directors compared the Fund’s management fee rate to a subset of funds in the Lipper Insured Municipal Debt Funds Average (Leveraged) category having average net assets in a range that more closely corresponded to the net assets of the Fund (the “peer group”). They noted that the Fund’s current effective management fee rate was slightly below the median and average fee rates of this peer group.

The directors considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. They noted that the Fund’s expense ratio was higher than the median and the average for its peer group, which the Manager attributed in part to the Funds’ small relative size compared to most of its peers as well as the fact that a number of its competitors received expense reimbursements for the period presented whereas the Fund did not. The directors concluded that the expense ratio was acceptable in light of the factors considered.

In considering the expenses of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds. The directors believe that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

Economies of Scale

The directors noted that, although the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels, the Fund is a closed-end fund, and was not expected to have meaningful asset growth as a result. In such circumstances the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations.

Dividend Investment Plan

The Dividend Investment Plan (the “Plan”) is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. (“Seligman Data”), P.O. Box 9759, Providence, RI 02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such Stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

Purchases will be made by the Fund from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder’s account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended December 31, 2007, the Fund purchased 23,700 shares in the open market for dividend and gain investment purposes.

(continued on page 28.)

Dividend Investment Plan

Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee’s name and held for the account of beneficial owners who are participating in such Plan by delivering shares on behalf of such holder to such nominee’s account at Depository Trust Company (“DTC”). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder’s name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

Seligman Data will maintain all Common Stockholders’ accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the accounts, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Stockholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 2007.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Select Municipal Fund, Inc., is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Maureen Fonseca (52)[3] • Director: July 2007 to Date • Oversees 59 Portfolios in Fund Complex
Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and Commissioner, Middle States Association (educational training).

John R. Galvin (78)[1,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command.

John F. Maher (64)[1,3] • Director: December 2006 to Date • Oversees 59 Portfolios in Fund Complex
Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).

Frank A. McPherson (74)[2,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 32.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Betsy S. Michel (65)[2,3] • Director: 1990 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation), and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (66)[1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Vibration Control Technologies, LLC (auto vibration technology) and OGE Energy Corp.; Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (75)[2,3] • Director: 1991 to Date • Oversees 61 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (72)[1,3] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

See footnotes on page 32.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris (69)* • Director and Chairman of the Board: 1989 to Date • Oversees 61 Portfolios in Fund Complex
Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (55)* • Director: 1993 to Date • President and Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director, ICI Mutual Insurance Company.

Thomas G. Moles (65) • Executive Vice President: 2002 to Date • Portfolio Manager: 1990 to Date
Director and Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series; and Director, Seligman Advisors, Inc. and Seligman Services, Inc. Formerly, President, Seligman Select Municipal Fund, Inc.

Eileen A Comerford (49) • Vice President: 1991 to Date • Co-Portfolio Manager: 2003 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series.

Eleanor T.M. Hoagland (56) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.
Audrey G. Kuchtyak (47) • Vice President: 1994 to Date	Senior Vice President, J. & W. Seligman & Co. Incorporated.

See footnotes on page 32.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Thomas G. Rose (50) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (51) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds† and Treasurer, Seligman Data Corp.

Frank J. Nasta (43) • Secretary: 1994 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Annual Certifications

As required, the Fund has submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund includes the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Forms N-CSR and N-Q filed with the Securities and Exchange Commission.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report.

Seligman Select Municipal Fund, Inc.
Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
Investment Managers and Advisors
ESTABLISHED 1864
www.seligman.com

CESEL2 12/07

ITEM 2.	CODE OF ETHICS.

As of December 31, 2007, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$30,283	$28,790
Audit-Related Fees	7,465	7,105
Tax Fees	2,650	2,500
All Other Fees	–	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include the performance of certain agreed-upon procedures with respect to the registrant’s preferred stock. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007	2006
Audit-Related Fees	$92,940	$95,510
Tax Fees	9,000	11,955
All Other Fees	–	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) testing of the registrant’s stockholder service agent’s conversion to a new record-keeping system. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent. Other fees include the amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant’s affiliates.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $112,055 and $117,070, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
James N. Whitson, Chairman	John F. Maher
John R. Galvin	Leroy C. Richie

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

J. & W. Seligman & Co. Incorporated (“Seligman”), as the registrant’s (the “Fund”) investment manager, will vote the proxies relating to the Fund’s portfolio holdings.

Introduction. On behalf of the Fund, one or more independent third parties under the supervision of Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman's criteria of what is in the best interests of the Fund’s stockholders.

The financial interest of the stockholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund's stockholders. As a result, Seligman’s policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolio of the Fund will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”). A description of the Guidelines can be found below.

The Committee was established to set Seligman’s policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman’s Chief Investment Officer (Chair), Seligman’s Chief Financial Officer and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at stockholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman’s Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the stockholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee’s members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals, when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

1.

Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

2.

Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3.

Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4.

Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders (e.g., all such plans must specifically prohibit repricing).

5.	Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.
6.

Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7.	Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.
8.	Seligman will vote for proposals to effect stock splits.
9.	Seligman will vote for proposals authorizing share repurchase programs.
10.	Seligman will vote against authorization to transact unidentified business at the meeting.
11.	Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.
12.	Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.
13.	Seligman will vote against all proposals where the company did not provide adequate information to make a decision.
14.	Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov <http://www.sec.gov>. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS

Information pertaining to the Co-Portfolio Managers of Seligman Select Municipal Fund, Inc., as of March 3, 2008, is set forth below.

Thomas G. Moles (65) • Executive Vice President: 2002 to Date • Co-Portfolio Manager: 1991 to 2002 • Co-Portfolio Manager: 2003 to Date

In addition to his position with the registrant, Mr. Moles is a Director and Managing Director, J. & W. Seligman & Co. Incorporated (“Seligman”); Director, Seligman Advisors, Inc. and Seligman Services, Inc. (each a limited-purpose broker-dealer); Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series (each an open-end investment company).

Eileen A. Comerford (49) • Vice President: 1991 to Date • Co-Portfolio Manager: 2003 to Date

In addition to her position with the registrant, Ms. Comerford is a Managing Director of Seligman and Vice President and Co-Portfolio Manager of Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series.

For purposes of this discussion, each of the registrant’s Co-Portfolio Managers is referred to herein as a “Portfolio Manager” and collectively as the “Portfolio Managers.” The following table sets forth certain additional information with respect to the Portfolio Managers of the registrant. Unless noted otherwise, the information is provided as of December 31, 2007.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each Portfolio Manager, the number of accounts managed (other than the registrant) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account. For the purpose of this table, each series or portfolio of a registered investment company will be counted as a separate registered investment company.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas G. Moles	19 Registered Investment Companies with approximately $849.2 million in total assets under management.	0 Pooled Investment Vehicles.	5 Other Accounts with approximately $889,000 in total assets under management.
Eileen A. Comerford	19 Registered Investment Companies with approximately $849.2 million in total assets under management.	0 Pooled Investment Vehicles.	3 Other Accounts with approximately $795,000 in total assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, Portfolio Manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a Portfolio Manager’s management of the registrant’s investments and investments in other accounts.

Compensation:

As compensation for his responsibilities, Mr. Moles received a base salary and discretionary bonus for the year ended December 31, 2007. The discretionary bonus was based on numerous qualitative and quantitative factors relating to Mr. Moles’ responsibilities as portfolio manager and Municipal Team Leader. The factors include, among other things, an evaluation of the performance of the funds managed by Mr. Moles. Throughout 2007, Seligman periodically reviewed the pre-tax investment performance of the funds managed by Mr. Moles versus their respective index benchmarks (as provided in each fund’s prospectuses) and Lipper averages and for one-, three- and five-year periods. Seligman also considered Mr. Moles’ leadership role with respect to his investment team, as well as the competitive environment for Mr. Moles’ services.

As compensation for her responsibilities, Ms. Comerford received a base salary and discretionary bonus for the year ended December 31, 2007. The discretionary bonus was based on numerous qualitative and quantitative factors, including, among other things, an evaluation of Ms. Comerford’s skills as a research analyst (i.e., quality of research), her particular contributions to her investment team, her ability to take initiative with respect to new roles/responsibilities, her leadership abilities and potential for growth as a portfolio manager, her ability to assimilate new concepts and ideas, her ability to work within a team structure, as well as the competitive environment for her services.

To reduce the amount of time the Portfolio Managers dedicate to marketing efforts and client services, each investment team has an experienced product manager that acts as the primary liaison between Seligman Advisors' marketing department and the investment team.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the Portfolio Managers of the registrant have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the registrant (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more Portfolio Managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the registrant. This may create a potential conflict of interest for Seligman or its Portfolio Managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the Portfolio Managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions. However, Seligman does not currently engage in short sales of securities of municipal issuers.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including Portfolio Managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because Portfolio Managers of Seligman manage multiple client accounts, Portfolio Managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of December 31, 2007, Mr. Moles owned between $1 and $10,000 of the shares of the registrant, and Ms. Comerford owned between $10,001 and $50,000 of the shares of the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
7-01-07 to 7-31-07	1,900	$10.06	1,900	N/A
8-01-07 to 8-31-07	1,900	$9.96	1,900	N/A
9-01-07 to 9-30-07	1,900	$10.07	1,900	N/A
10-01-07 to 10-31-07	1,900	$9.96	1,900	N/A
11-01-07 to 11-30-07	1,900	$9.89	1,900	N/A
12-01-07 to 12-31-07	1,900	$9.92	1,900	N/A

(1)	As announced on February 15, 1990, the Registrant may purchase its shares in the open market equal to the number of shares purchased by participants in the Registrant’s dividend investment plan.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN SELECT MUNICIPAL FUND, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2008

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 7, 2008

SELIGMAN SELECT MUNICIPAL FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.